FORWARD FUNDS

Forward Large Cap Growth Fund

Forward Large Cap Value Fund

Supplement dated October 6, 2010

to the

Forward Funds Investor Class and Institutional Class Shares Prospectus;

Forward Funds Class Z Shares Prospectus; and

Summary Prospectuses for Investor Class and Institutional Class Shares of the

Forward Large Cap Growth Fund and Forward Large Cap Value Fund

each dated May 1, 2010, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT POLICY

The following information applies to the Forward Large Cap Growth Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on September 22-23, 2010, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”), approved, on behalf of the Fund: (i) a change of name of the Fund; (ii) the termination of the Investment Sub-Advisory Agreement among Forward Management, LLC, the investment advisor (“Forward Management”), the Trust and Smith Asset Management Group, L.P. (“Smith Group”); (iii) changes to the principal investment strategies and principal risks of the Fund; and (iv) the addition of a new primary index for the Fund.

Change of Name

Effective January 20, 2011, the name of the Fund will be changed to the “Forward LargeCapPlus Fund.”

Termination of Smith Group as Sub-Advisor / Reduction in Advisory Fee Rate

Effective as of the close of business on January 19, 2011, Smith Group will cease serving as the Fund’s sub-advisor and Forward Management will assume direct management responsibility with respect to the Fund. The termination of Smith Group as Sub-Advisor to the Fund, when effective, will result in a reduction in the total annual advisory fee rate paid by the Fund from 0.59% (based on Fund net assets as of June 30, 2010) to 0.45% of the average daily net assets of the Fund.

Changes to Principal Investment Strategies and Principal Risks

Effective January 20, 2011, the Fund’s principal investment strategies and corresponding principal risks will be changed in order to: (i) remove the Fund’s policy of investing at least 80% of its assets in equity securities of large capitalization issuers; and (ii) incorporate an “alpha stacking” investment strategy for the Fund in an effort towards enhancing the Fund’s total return. “Alpha stacking” is an investment approach that combines derivatives which track a broad-based market index (referred to as “beta”) with a set of unrelated investment strategies with the intent of generating attractive risk-adjusted return (referred to as “alpha”).

Under the Fund’s “alpha stacking” investment strategy, Forward Management will invest the Fund’s assets in synthetics or other instruments (i.e., swaps, structured notes, futures and options) that have similar economic characteristics to equity securities of large capitalization issuers in order to attempt to exceed the performance of the Fund’s benchmark, the S&P 500 Index. However, Forward Management will be able to purchase such synthetics or other instruments with only a fraction of the Fund’s assets that would be necessary to purchase large cap equity securities directly, meaning that Forward Management will be able to: (i) invest a significant portion of the Fund’s assets in fixed income instruments (e.g., U.S. corporate bonds, U.S. Government or agency securities, municipal debt and mortgage backed securities) that are of investment grade quality; and (ii) allocate a significant portion of the Fund’s assets to a series of strategies, through investment in synthetics or other instruments, that are generally arbitrage strategies designed to capture the correction of interest rates, volatility premiums, or undervalued assets such as foreign currencies or equities. Forward Management will actively manage the fixed income instruments held by the Fund with a view towards enhancing the Fund’s total return. Forward Management will also actively allocate the Fund’s assets to the strategies with the aim of diversifying the source of potential excess return, which is likely to be beneficial in market environments in which the fixed income portion of the Fund’s portfolio may lose value (e.g., periods of rising interest rates).

Addition of New Primary Index

Effective on or about January 20, 2011, in connection with the aforementioned changes to the Fund’s principal investment strategies, the S&P 500 Index will be added as the new primary index for the Fund. Forward Management recommended the addition to the Board of Trustees because the new index more closely aligns to the Fund’s new principal investment strategies.

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REORGANIZATION OF THE FORWARD LARGE CAP VALUE FUND WITH AND INTO THE FORWARD LARGE CAP GROWTH FUND (TO BE RENAMED THE “FORWARD LARGECAPPLUS FUND,” EFFECTIVE JANUARY 20, 2011)

The following information applies to the Forward Large Cap Growth Fund and Forward Large Cap Value Fund (hereinafter, each a “Fund” and collectively, the “Funds”) only:

Also at the September 22-23, 2010 meeting of the Board of Trustees of the Trust, the Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of the Forward Large Cap Value Fund, a series of the Trust, with and into the Forward Large Cap Growth Fund, another series of the Trust (to be renamed the “Forward LargeCapPlus Fund,” effective January 20, 2011) (the “Reorganization”). The Reorganization does not require shareholder approval.

Effective as of the close of business on January 7, 2011, in anticipation of the Reorganization, Investor Class, Institutional Class and Class Z shares of the Forward Large Cap Value Fund will no longer be sold to new investors. Existing shareholders of these share classes may continue to purchase Investor Class, Institutional Class and Class Z shares after this date and these share classes will continue to be eligible for exchanges from other Forward Funds after this date until on or about January 12, 2011.

The Reorganization is expected to occur on or about January 19, 2011 or on such later date as the officers of the Trust determine (the “Reorganization Date”). As of the close of business on the Reorganization Date, pursuant to the Reorganization Agreement, each shareholder of Investor Class, Institutional Class and Class Z shares of the Forward Large Cap Value Fund will become the owner of the number of corresponding full and fractional shares of the Forward Large Cap Growth Fund, having an equal aggregate net asset value.

The Board, including all of the Independent Trustees, carefully considered the proposed Reorganization and have determined that the proposed Reorganization: (1) is in the best interests of each Fund, and (2) would not result in a dilution of the interests of shareholders in either Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The expenses incurred in connection with the Reorganization will be borne in equal portions among each Fund and Forward Management, each Fund’s investment advisor, inclusive of any brokerage fees and brokerage expenses associated with the Reorganization. In addition, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization should qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that holders of Investor Class, Institutional Class and Class Z shares of either Fund should not recognize any gain or loss in connection with the proposed Reorganization.

Shareholders of the Forward Large Cap Value Fund who determine that they do not wish to become shareholders of the Forward Large Cap Growth Fund may: (1) redeem their shares of the Forward Large Cap Value Fund before the Reorganization Date, or (2) exchange their shares of the Forward Large Cap Value Fund before the Reorganization Date for shares of another Forward Fund by contacting the Trust or their broker, financial intermediary or other financial institution. Please note that a redemption of shares or an exchange of shares of the Forward Large Cap Value Fund into another Forward Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

Prior to the Reorganization Date, the Forward Large Cap Value Fund may sell a portion of its portfolio to prepare for the Reorganization. The proceeds of such sales may be held in temporary investments or invested in assets that the Forward Large Cap Growth Fund may hold or wish to hold. During the transition period, the Forward Large Cap Value Fund may not be pursuing its normal investment strategies, and stated limitations on permissible investments and investment restrictions may not apply during this transition. Furthermore, it is possible that transactions during this transition may be made at times that turn out to be disadvantageous, which could negatively impact Fund performance, could result in increased transactional costs, which are ultimately borne by shareholders, and could result in the realization of taxable gains or losses for either or both Funds. After the Reorganization Date, the Forward Large Cap Growth Fund may also sell portfolio securities that it acquired from the Forward Large Cap Value Fund. As a result, the Forward Large Cap Growth Fund may bear transaction costs and may not be immediately fully invested in accordance with its stated investment strategies during the transition period.

Comparison of the Funds

The following comparison of the Funds is a summary only. In order to better understand the differences between the investment policies, strategies and risks of the Forward Large Cap Value Fund and those of the Forward Large Cap Growth Fund, you should refer to the Prospectuses and Statement of Additional Information for the each of the Funds, which are available free upon request by calling 1-800-999-6809 and on the Forward Funds’ website by visiting www.forwardfunds.com.

The Funds are each diversified series of the Trust and share the same Board of Trustees. The Funds’ fundamental investment policies (that is, those investment policies that cannot be changed without the approval of a majority of the outstanding shares of a Fund) are identical.

INVESTMENT ADVISORS AND OTHER SERVICE PROVIDERS

Forward Management serves as the investment advisor for each Fund. The Funds also have a common distributor (ALPS Distributors, Inc.) and a common administrator and transfer agent (ALPS Fund Services, Inc.).

Acadian Asset Management LLC (“Acadian”) currently serves as the sub-advisor for the Forward Large Cap Value Fund, while Smith Group currently serves as the sub-advisor for the Forward Large Cap Growth Fund. However, effective as of the close of business on January 19, 2011, both Acadian and Smith Group will cease serving as a sub-advisor and Forward Management will assume direct management responsibility with respect to the Forward Large Cap Growth Fund (to be renamed the “Forward LargeCapPlus Fund,” effective January 20, 2011).

TOTAL ANNUAL FUND OPERATING EXPENSES(1)

The total annual fund operating expenses of each class of each Fund and estimated PRO FORMA total annual fund operating expenses after giving effect to the proposed Reorganization are shown in the table below. The expenses of each Fund are shown as of the semi-annual period ended June 30, 2010. PRO FORMA expenses show estimated fund expenses of the combined fund as of June 30, 2010 after giving effect to the proposed Reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical.

	Forward Large Cap Value Fund	Forward Large Cap Growth Fund	Combined Fund PRO FORMA(2)
Investor Class	1.40%	1.36%	1.18%
Institutional Class	0.99%	0.93%	0.78%
Class Z	0.90%	0.83%	0.68%

(1)	The Funds’ semi-annual report contains more detailed information regarding the operating expenses for each class of each Fund for the semi-annual period ended June 30, 2010, and is available free upon request by calling 1-800-999-6809 or by visiting the Forward Funds’ website at www.forwardfunds.com.

(2)	As discussed above, effective as of the close of business on January 19, 2011, Acadian and Smith Group will cease serving as sub-advisors for the Forward Large Cap Value Fund and the Forward Large Cap Growth Fund, respectively, and Forward Management will assume direct management responsibility with respect to the combined fund after giving effect to the proposed Reorganization. The termination of a sub-advisor for the combined fund will result in a reduction in the total annual advisory fee rate paid by the combined fund.

INVESTMENT STRATEGIES AND RISKS

The charts below describe the similarities and differences between the Funds’ objectives, principal investment strategies and principal risks. As shown below, the Funds have identical investment objectives. However, as also shown below, there are differences in the principal investment strategies and principal risks of the Funds, including:

•

The Forward Large Cap Value Fund normally invests at least 80% of its net assets in equity securities that have large capitalizations, as described below. Effective January 20, 2011, the Forward Large Cap Growth Fund (to be renamed the “Forward LargeCapPlus Fund”) will not have a policy to invest at least 80% of its net assets in equity securities that have large capitalizations, but will normally invest in synthetics or other instruments (i.e., swaps, structured notes, futures and options) that have similar economic characteristics to common stocks of large capitalization issuers, as described below.

•

For the Forward Large Cap Value Fund, Acadian, the Fund’s sub-advisor, employs a quantitative process for determining which issuers are undervalued relative to their peers and have favorable earnings, quality and price characteristics. For the Forward Large Cap Growth Fund (to be renamed the “Forward LargeCapPlus Fund”), effective January 20, 2011, Forward Management will primarily invest in synthetics or other instruments in place of investing directly in large capitalization stocks to attempt to exceed the performance of the Fund’s benchmark, the S&P 500 Index. However, as described below, the synthetics or other instruments in which the Fund will invest can be purchased with a fraction of the assets that would be needed to purchase the large capitalization stocks directly, meaning that Forward Management will be able to: (i) invest a significant portion of the Fund’s assets in fixed income instruments (e.g., U.S. corporate bonds, U.S. Government or agency securities, municipal debt and mortgage backed securities) that are of investment grade quality; and (ii) allocate a significant portion of the Fund’s assets to a series of strategies, through investment in synthetics or other instruments, that are generally arbitrage strategies designed to capture the correction of interest rates, volatility premiums, or undervalued assets such as foreign currencies or equities. As also described below, Forward Management intends to actively manage the fixed income instruments held by the Fund with a view towards enhancing the Fund’s total return. Forward Management will also actively allocate the Fund’s assets to the strategies with the aim of diversifying the source of potential excess return, which is likely to be beneficial in market environments in which the fixed income portion of the Fund’s portfolio may lose value (e.g., periods of rising interest rates).

•

Effective January 20, 2011, the Forward Large Cap Growth Fund (to be renamed the “Forward LargeCapPlus Fund”) will be subject to a number of principal risks to which the Forward Large Cap Value Fund is not currently subject. In particular, the Forward Large Cap Growth Fund will be subject to Cash and Cash Equivalents Risk, Debt Securities Risk, Derivatives Risk, Government Sponsored Enterprises Risk, Liquidity Risk, Mortgage-Related and Other Asset-Backed Securities Risk, Municipal Bonds Risk and Tax Risk; whereas, these are not currently principal risks of the Forward Large Cap Value Fund. Conversely, the Forward Large Cap Value Fund is currently subject to Value Stocks Risk; whereas, this will not be a principal risk of the Forward Large Cap Growth Fund effective January 20, 2011.

	Forward Large Cap Value Fund	Forward Large Cap Growth Fund (to be effective January 20, 2011 under the new name “Forward LargeCapPlus Fund”)
Investment Objective	Seeks capital growth.	Seeks capital growth.
Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities that have large capitalizations. Acadian Asset Management LLC (“Acadian” or the “Sub-Advisor”) employs a quantitative process for determining which issuers are undervalued relative to their peers and have favorable earnings, quality and price characteristics. For purposes of the Fund, large capitalization companies include any company with a market capitalization equal to or greater than $3.5 billion or are included in the S&P 500 Index.

The Sub-Advisor uses quantitative factors including valuation, earnings, quality metrics, price movements and size in an effort to predict how well each stock in its universe will perform relative to its peer group. It also applies separate industry models including valuation, risk, growth and economic movements to forecast industry group level returns, in an effort to predict how well the stock’s industry group will perform relative to other industry groups. The Sub-Advisor combines and weighs the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock and ranks its universe from most attractive to least attractive. The Sub-Advisor then uses a portfolio optimization system to balance the expected return with such considerations as the Fund’s benchmark index, targeted level of risk, transaction cost estimates and other requirements. Industry weights result from this bottom-up stock selection process with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding, and a replacement stock’s expected return must be enough to offset the transaction costs of selling the current holding and buying the new opportunity.

Under normal conditions, the Fund invests in synthetics or other instruments (i.e., swaps, structured notes, futures and options) (collectively, “Structured Products”) that have similar economic characteristics to common stocks of large capitalization issuers, such as those in the Fund’s benchmark, the S&P 500 Index (the “Benchmark”). Generally, large capitalization issuers have a capitalization of $3.5 billion or greater at the time of investment. In addition, the Fund invests a significant portion of its assets in fixed income instruments and Structured Products in an attempt to enhance the Fund’s return and diversify the source of the excess return, as further discussed below.

Forward Management, LLC (“Forward Management” or the “Advisor”) employs a strategy that seeks to exceed the total return of the Benchmark by investing under normal circumstances in Structured Products backed by a portfolio of fixed income instruments (i.e., U.S. corporate bonds, U.S. Government or agency securities, municipal debt (including variable amount demand master notes), mortgage-backed securities (both agency and commercial) and asset-backed securities) that are of investment grade quality. Forward Management invests in Structured Products in place of investing directly in large capitalization stocks to attempt to exceed the daily performance of the Benchmark, and the value of such Structured Products should closely track changes in the value of the Benchmark. However, the Structured Products may be purchased with a fraction of the assets that would be needed to purchase the large capitalization stocks directly, so that the remainder of the assets may be invested in fixed income instruments as further discussed below.

	Forward Large Cap Value Fund	Forward Large Cap Growth Fund (to be effective January 20, 2011 under the new name “Forward LargeCapPlus Fund”)

Furthermore, Forward Management will actively allocate a significant portion of the Fund’s assets to a series of strategies through Structured Products with the aim of diversifying the source of potential excess return, which is likely to be beneficial in market environments in which the fixed income portion of the Fund’s portfolio may lose value (e.g., periods of rising interest rates). The strategies are generally arbitrage strategies designed to capture the correction of interest rates, volatility premiums, or undervalued assets such as foreign currencies or equities.

Forward Management actively manages the fixed income instruments held by the Fund with a view towards enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to vary 2.5 years above or below the duration of the Barclays Capital 1-5 Year U.S. Government/Credit Bond Index. A brief description of this index is included in the Appendix to the Fund’s Prospectus. Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a portfolio’s or security’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of [        ], 2010, the duration of the Barclays Capital 1-5 Year U.S. Government/Credit Bond Index was [         ].

The Fund may invest all of its assets in Structured Products as described above. Assets not invested in Structured Products may be invested in fixed income instruments or held in cash and/or cash equivalents.

Principal Risks

Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Portfolio Turnover: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Value Stocks: Although the Fund may invest in securities that Forward Management, LLC (“Forward Management” or the “Advisor”) and/or the Fund’s sub-advisor believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.

Cash and Cash Equivalents: The holding by the Fund of a substantial portion of its assets in cash and/or cash equivalents such as money market securities, U.S. government obligations and short-term debt securities, which may occur under certain market conditions, could have a negative effect on the Fund’s ability to achieve its investment objective.

Debt Securities: Debt securities in which the Fund may invest are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures).

Derivatives: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by Forward Management. In addition, there can be no assurance given that any derivatives strategy used by the Fund will succeed.

Forward Large Cap Value Fund	Forward Large Cap Growth Fund (to be effective January 20, 2011 under the new name “Forward LargeCapPlus Fund”)

Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Government-Sponsored Enterprises (“GSEs”): Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. As a result, securities issued by GSEs carry greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Liquidity: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity for a variety of reasons. In addition, certain types of securities, such as derivative based securities and privately issued mortgage-related securities and other asset-backed securities without a government or government-sponsored guarantee, are subject to greater liquidity risk.

Mortgage-Related and Other Asset-Backed Securities: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility (i.e., extension risk). In addition, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates (i.e., prepayment risk). The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Bonds: Interest rates on tax-exempt municipal bonds are generally lower than taxable bonds. If tax-exempt shareholders invest in the Fund they would not obtain any benefit from the potential to receive tax-exempt dividends, and the return on their investment may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. In addition, since the Fund invests less than 50% of its total assets in federally tax-exempt municipal bonds, no portion of the Fund’s distributions will be designated as tax-exempt dividends.

Forward Large Cap Value Fund	Forward Large Cap Growth Fund (to be effective January 20, 2011 under the new name “Forward LargeCapPlus Fund”)

Portfolio Turnover: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Tax: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP LCG&V 10062010